3                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2005


                      IN VERITAS MEDICAL DIAGNOSTICS, INC.
                      ------------------------------------
               (Exact name of registrant as specified in charter)


           Colorado                 000-49972             84-15719760
   ----------------------------     -----------        -------------------
   (State or other jurisdiction     (Commission          (IRS Employer
    of incorporation)               File Number)       Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                        In Vivo Medical Diagnostics, Inc.
          ------------------------------------------------------------
          (Former Name or former address, if changed since last report

Registrant's telephone number, including area code: 011-44-1463-667347
                                                    ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in
           Fiscal Year

     Effective April 8, 2005, the Company (i) changed its name from In Vivo Medical Diagnostics, Inc. to In Veritas Medical Diagnostics, Inc. and (ii) increased its authorized common stock from 100,000,000 shares of common stock, $.001 par value and 500,000,000 shares of common stock, $.001 par value.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IN VERITAS MEDICAL DIAGNOSTICS, INC.


Date:  April 14, 2005                       /s/ John Fuller
                                            ------------------------------------
                                            John Fuller
                                            Chief Executive Officer